UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2014

BIG TREE GROUP, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-27845 (Commission File Number)	90-0287423 (IRS Employer Identification No.)

South Part 1-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China	515023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(86) 754 83238888

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report.

On May 20, 2014, the Board of Directors of Big Tree Group, Inc. determined that certain of our consolidated financial statements could no longer be relied upon as a result of an error in these financial statements, including:

• our unaudited condensed consolidated balance sheet as of June 30, 2013 and the related condensed consolidated statements of operations and comprehensive income for the three and six months ended June 30, 2013; and

• our unaudited condensed consolidated balance sheet as of September 30, 2013 and the related condensed consolidated statements of operations and comprehensive income for the three and nine months ended September 30, 2013.
.
Based upon analysis of our current tax research and interpretations of China tax regulations, we have determined that our subsidiary, Big Tree International Co., Ltd., a Brunei company, may be considered a non-resident PRC company and may be subject to China income taxes and other payroll benefit taxes. Accordingly, we have decided to accrue China income taxes and payroll benefit taxes pursuant to China tax regulations. Currently, we are reviewing our corporate tax structure and plan on restructuring our tax structure to ensure that Big Tree International Co., Ltd. is not subject to such taxes in China.  We have previously restated our audited consolidated financial statements as of December 31, 2012 and for the year then ended, as well as our unaudited consolidated financial statements at March 31, 2013 and for the three months then ended, to reflect errors in those financial statements based upon this analysis.

Our Quarterly Report on Form 10-Q for the three and six months ended June 30, 2014, when filed, will reflect the following restatements in our unaudited consolidated financial statements at June 30, 2013 and for the three and six months then ended:

•           an increase in our current liabilities by $1,544,401,
•           a reduction in our net income by $199,400 or $0.02 per common share (basic and diluted), and $299,329 or $0.03 per common share (basic and diluted) for the three and six months ended June 30, 2013, respectively, to reflect the accrual of income taxes, payroll benefit taxes and all related estimated penalties and interest,
•           a reduction in the beginning retained earnings by $1,208,543 to reflect the accrual of such taxes and penalties for the 2012 and 2011 periods, and
•           a decrease in accumulated other comprehensive income by $36,529.

The effect of this restatement in our unaudited consolidated financial statements at June 30, 2013 and for the three and six months ended June 30, 2013 are shown in the table as follows:

Consolidated balance sheet data	June 30, 2013
	As previously filed	Adjustments to Restate		As Restated
Total Assets	$13,351,392	$-		$13,351,392

Salaries and related benefits payable	68,134	260,897	(a)	329,031
Other payables	13,292	304,484	(a)	317,776
Taxes payable	-	979,020	(a)	979,020
Total Current Liabilities	11,795,070	1,544,401		13,339,471
Total Liabilities	11,795,070	1,544,401		13,339,471

Stockholders’ Equity (Deficit):
Common stock ($0.00001 par value; 100,000,000 shares authorized; 10,350,192 shares issued and outstanding at June 30, 2013)	104	-		104
Additional paid-in capital	302,399	-		302,399
Retained earnings	3,061,883	(1,507,872)	(a)	1,544,011
Accumulated other comprehensive income (loss)	67,633	(36,529)	(a)	31,104
Advance due from related party	(1,875,697)	-		(1,875,697)
Total Stockholders’ Equity (Deficit)	1,556,322	(1,544,401)		11,921
Total Liabilities and Stockholders’ Equity (Deficit)	$13,351,392	$-		$13,351,392

(a)
To increase current liabilities by $1,544,401, to reduce net income by $199,400 and $299,329 for the three and six months ended June 30, 2013 to reflect the accrual of income taxes, payroll benefit taxes and all related estimated penalties and interest, to reduce beginning retained earnings by $1,208,543 to reflect the accrual of such taxes and penalties for the 2012 and 2011 period, and to decrease accumulated other comprehensive income by $36,529.

Consolidated statement of operations and comprehensive income	For the Three Months Ended June 30, 2013
	As previously filed	Adjustments to Restate		As Restated
Gross profit	$889,136	$-		$889,136
Operating expenses	453,334	41,983	(a)	495,317
Operating income	435,802	(41,983)		393,819
Other income (expenses)	(102,329)	(53,988)	(a)	(156,317)
Income before income taxes	333,473	(95,971)		237,502
Income taxes	-	(103,429)	(a)	(103,429)
Net income (loss)	333,473	(199,400)		134,073
Foreign currency translation income	53,392	(21,559)	(a)	31,833
Comprehensive Income (loss):	$386,865	$(220,959)		$165,906
Net Income (Loss) Per Common Share
Basic	$0.03	$(0.02)		$0.01
Diluted	$0.03	$(0.02)		$0.01

Consolidated statement of operations and comprehensive income	For the Six Months Ended June 30, 2013
	As previously filed	Adjustments to Restate		As Restated
Gross profit	$1,583,786	$-		$1,583,786
Operating expenses	999,928	78,710	(a)	1,078,638
Operating income	583,858	(78,710)		505,148
Other expenses	(185,004)	(59,866)	(a)	(244,870)
Income before income taxes	398,854	(138,576)		260,278
Income taxes	-	(160,753)	(a)	(160,753)
Net income (loss)	398,854	(299,329)		99,525
Foreign currency translation income	70,930	(28,423)	(a)	42,507
Comprehensive income (loss):	$469,784	$(327,752)		$142,032
Net Income (Loss) Per Common Share
Basic	$0.04	$(0.03)		$0.01
Diluted	$0.04	$(0.03)		$0.01

(a)
To reduce net income by $199,400 and $299,329 for the three and six months ended June 30, 2013 to reflect the accrual of income taxes, payroll benefit taxes and all related estimated penalties and interest and to decrease foreign currency translation income by $21,559 and $28,423 for the three and six months ended June 30, 2013, respectively.

There was no change to the components of our previous reported consolidated statement of cash flows for the six months ended June 30, 2013.

In addition, our Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2014, when filed, will reflect the following restatements in our unaudited consolidated financial statements at September 30, 2013 and for the three and nine months then ended:

•           an increase our current liabilities by $1,798,559,
•           a reduction in our net income by $243,136 or $0.03 per common share (basic and diluted), and $542,465  or $0.07 per common share (basic and diluted) for the three and nine months ended September 30, 2013, to reflect the accrual of income taxes, payroll benefit taxes and all related estimated penalties and interest,
•           a reduction in the beginning retained earnings by $1,208,543 to reflect the accrual of such taxes and penalties for the 2012 and 2011 periods, and
•           a decrease in our accumulated other comprehensive income by $47,551.

The effect of this restatement in our unaudited consolidated financial statements at September 30, 2013 and for the three and nine months ended September 30, 2013 are shown in the table as follows:

Consolidated balance sheet data	September 30, 2013
	As previously filed	Adjustments to Restate		As Restated
Total Assets	$12,750,012	$-		$12,750,012

Salaries and related benefits payable	71,872	305,005	(a)	376,877
Other payables	9,112	355,289	(a)	364,401
Taxes payable	5,218	1,138,265	(a)	1,143,483
Total Current Liabilities	10,135,200	1,798,559		11,933,759
Total Liabilities	10,135,200	1,798,559		11,933,759

Stockholders’ Equity (Deficit):
Common stock ($0.00001 par value; 100,000,000 shares authorized; 10,350,192 shares issued and outstanding at September 30, 2013)	104	-		104
Additional paid-in capital	302,399	-		302,399
Retained earnings	3,653,677	(1,751,008)	(a)	1,902,669
Accumulated other comprehensive income (loss)	95,477	(47,551)	(a)	47,926
Advance due from related party	(1,436,845)	-		(1,436,845)
Total Stockholders’ Equity (Deficit)	2,614,812	(1,798,559)		816,253
Total Liabilities and Stockholders’ Equity (Deficit)	$12,750,012	$-		$12,750,012

(a)
To increase current liabilities by $1,798,559, to reduce net income by $243,136 and $542,465 for the three and nine months ended September 30, 2013 to reflect the accrual of income taxes, payroll benefit taxes and all related estimated penalties and interest, to reduce beginning retained earnings by $1,208,543 to reflect the accrual of such taxes and penalties for the 2012 and 2011 period, and to decrease accumulated other comprehensive income by $47,551.

Consolidated statement of operations and comprehensive income	For the Three Months Ended September 30, 2013
	As previously filed	Adjustments to Restate		As Restated
Gross profit	$1,172,794	$-		$1,172,794
Operating expenses	470,685	42,350	(a)	513,035
Operating income	702,109	(42,350)		695,759
Other expenses	(110,315)	(48,627)	(a)	(158,942)
Income before income taxes	591,794	(90,977)		500,817
Income taxes	-	(152,159)	(a)	(152,159)
Net income (loss)	591,794	(243,136)		348,658
Foreign currency translation income	27,844	(11,022)	(a)	16,822
Comprehensive income (loss):	$619,638	$(254,158)		$365,480
Net Income (Loss) Per Common Share
Basic	$0.06	$(0.03)		$0.03
Diluted	$0.06	$(0.03)		$0.03

Consolidated statement of operations and comprehensive income	For the Nine Months Ended September 30, 2013
	As previously filed	Adjustments to Restate		As Restated
Gross profit	$2,756,580	$-		$2,756,580
Operating expenses	1,470,613	121,060	(a)	1,591,673
Operating income	1,285,967	(121,060)		1,164,907
Other expenses	(295,319)	(108,493)	(a)	(403,812)
Income before income taxes	990,648	(229,553)		761,095
Income taxes	-	(312,392)	(a)	(312,392)
Net income (loss)	990,648	(542,465)		448,183
Foreign currency translation income	98,774	(39,445)	(a)	59,329
Comprehensive income (loss):	$1,089,422	$(581,910)		$507,512
Net Income (Loss) Per Common Share
Basic	$0.11	$(0.07)		$0.04
Diluted	$0.11	$(0.07)		$0.04

(a)
To reduce net income by $243,136 and $542,465 for the three and nine months ended September 30, 2013 to reflect the accrual of income taxes, payroll benefit taxes and all related estimated penalties and interest and to decrease foreign currency translation income by $11,022 and $39,445 for the three and nine months ended September 30, 2013.

When filed, our Quarterly Reports on Form 10-Q for the period ended June 30, 2014 and September 30, 2014 will reflect the restatement of our unaudited condensed consolidated financial statements as of June 30, 2013 and for the three and six months ended June 30, 2013, and as of September 30, 2013 and for the three and nine months ended September 30, 2013, respectively.  Our Chief Financial Officer has discussed the matters disclosed in this report with RBSM LLP, our independent registered public accounting firm, which issued the audit report on our December 31, 2013 consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Big Tree Group, Inc.

Date: June 5, 2014	By: /s/ Wei Lin
Wei Lin, Chief Executive Officer and Chairman of the Board of Directors